UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/13/2010

CNB Financial Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-13396

Pennsylvania	25-1450605
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1 South Second Street
PO Box 42
Clearfield, Pennsylvania 16830
(Address of principal executive offices, including zip code)

814-765-9621
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2010, William C. Polacek informed the Corporation that he was resigning as a member of the Board of Directors of CNB Financial Corporation and CNB Bank effective immediately. Mr. Polacek stated that his resignation was due to increasing time commitments and responsibilities in his private business ventures.

On April 14, 2010 the Board of Directors of CNB Financial Corporation and CNB Bank held a special meeting and acted to fix the number of directors for the ensuing year at eleven and the number of Class 2 Directors at three.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNB Financial Corporation

Date: April 15, 2010	By:	/s/ Charles R. Guarino
Charles R. Guarino
Treasurer